Class A: GCVAX Class B: GCVBX Class C: GCVCX Institutional: GCVIX Service: GCLSX Class IR: GCVTX Class R: GCVRX
Before you invest, you may want to review the Goldman Sachs Structured Large Cap Value Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 28, 2011, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital and dividend income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your Financial Advisor and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 83 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-123 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load)[1] (as a percentage of the lower of original purchase price or sale proceeds)	None	5.0%	1.0%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.25%	0.25%	0.25%	0.10%	0.60%	0.25%	0.25%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administrative Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.25%	0.25%	0.25%	0.10%	0.10%	0.25%	0.25%

Total Annual Fund Operating Expenses	1.10%	1.85%	1.85%	0.70%	1.20%	0.85%	1.35%
Fee Waivers and Expense Limitation[2]	(0.16)%	(0.16)%	(0.16)%	(0.16)%	(0.16)%	(0.16)%	(0.16)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.94%	1.69%	1.69%	0.54%	1.04%	0.69%	1.19%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on any Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to (i) waive a portion of its Management fee in order to achieve an effective net management rate of 0.51% as an annual percentage rate of average daily net assets of the Fund, and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, service fees and shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least February 28, 2012, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2   SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver and expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$641	$865	$1,108	$1,803

Class B Shares
— Assuming complete redemption at end of period	$672	$866	$1,186	$1,960
— Assuming no redemption	$172	$566	$986	$1,960

Class C Shares
— Assuming complete redemption at end of period	$272	$566	$986	$2,156
— Assuming no redemption	$172	$566	$986	$2,156

Institutional Shares	$55	$208	$374	$855

Service Shares	$106	$365	$644	$1,440

Class IR Shares	$70	$255	$456	$1,034

Class R Shares	$121	$412	$724	$1,610

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2010 was 41% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers have public stock market capitalizations similar to those of companies constituting the Russell 1000® Index at the time of investment, which as of February 1, 2011 was between $231 million and $42.3 billion. However, the Fund may invest in securities outside the Russell 1000® capitalization range.
The Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.
The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index, which generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
The Fund may also invest in fixed income securities that are considered to be cash equivalents.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Management Risk. The risk that a strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a

3     SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.
Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
PERFORMANCE
The bar chart at right and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of a broad-based securities market index. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional or Service shareholders and 800-526-7384 for all other shareholders.
Performance reflects expense limitations in effect.
AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2010	1 Year	5 Years	10 Years	Since Inception

Class A Shares (Inception 12/31/98)
Returns Before Taxes	7.54%	-3.15%	0.96%	1.86%
Returns After Taxes on Distributions	7.29%	-3.62%	0.55%	1.41%
Returns After Taxes on Distributions and Sale of Fund Shares	5.19%	-2.64%	0.78%	1.50%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%	3.90%

Class B Shares (Inception 12/31/98)
Returns Before Taxes	7.79%	-3.17%	0.90%	1.83%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%	3.90%

Class C Shares (Inception 12/31/98)
Returns Before Taxes	11.88%	-2.76%	0.78%	1.59%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%	3.90%

Institutional Shares (Inception 12/31/98)
Returns Before Taxes	14.25%	-1.63%	1.95%	2.75%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%	3.90%

Service Shares (Inception 12/31/98)
Returns Before Taxes	13.71%	-2.12%	1.44%	2.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%	3.90%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	14.10%	N/A	N/A	-6.85%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	N/A	N/A	-4.60%

Class R Shares (Inception 11/30/07)
Returns	13.53%	N/A	N/A	-7.28%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	N/A	N/A	-4.60%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4     SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, Portfolio Manager, has managed the Fund since 2009; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies-Alpha Strategies, Head of Research, Portfolio Manager, has managed the Fund since 2010; Andrew Alford, Ph.D., Managing Director, Portfolio Manager, has managed the Fund since 2007.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.
STDOMSUM211
00078877